SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 1, 2005


                             RADIOSHACK CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                 1-5571                     75-1047710
     (State or other           (Commission                (I.R.S. Employer
     jurisdiction of           File Number)              Identification No.)
      incorporation)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas     76102
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (817) 415-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.        Entry into a Material Definitive Agreement.

     The Board of Directors of RadioShack Corporation ("RadioShack") has authorized a form of Indemnification Agreement (the "Indemnification Agreement") for each of the directors and certain of the officers of RadioShack, including each of the senior executive officers of RadioShack. A copy of the form of Indemnification Agreement is attached as Exhibit 10.1 and is incorporated by reference.

     The Indemnification Agreement provides that RadioShack is required to indemnify the other party to the agreement and hold him or her harmless from and against any and all Expenses and Liabilities (as those terms are defined in the Indemnification Agreement) that are incurred by the other party or on the other party's behalf, to the fullest extent permitted by applicable law, and to such greater extent as applicable law may permit or authorize in the future. The Indemnification Agreement also sets forth various procedures and other terms regarding the indemnification process.

     In addition, on June 1, 2005, in accordance with the current terms of the RadioShack 2004 Deferred Stock Unit Plan for Non-Employee Directors (as amended, the "Plan"), each non-employee director of RadioShack who had served as a director for at least one year on that date was granted 3,500 deferred stock units under the Plan. A form of agreement concerning grants of deferred stock units is attached as Exhibit 10.2.

Item 9.01.        Financial Statements and Exhibits.

Exhibit No.

10.1              Form of Indemnification Agreement.

10.2 Form of Notice of Grant of Deferred Stock Units and Deferred Stock Unit Agreement under the RadioShack 2004 Deferred Stock Unit Plan for Non-Employee Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 6th day of June, 2005.

                                    RADIOSHACK CORPORATION


                                    /s/  David S. Goldberg
                                    --------------------------------------------
                                    David S. Goldberg
                                    Vice President - Law, Corporate Secretary
                                    and Acting General Counsel

                                  EXHIBIT INDEX

Exhibit No.

10.1              Form of Indemnification Agreement.

10.2 Form of Notice of Grant of Deferred Stock Units and Deferred Stock Unit Agreement under the RadioShack 2004 Deferred Stock Unit Plan for Non-Employee Directors.

                                                                    Exhibit 10.1

                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (this "Agreement") is made and entered into as of _________________, between RadioShack Corporation, a Delaware corporation (the "Company"), and _________________ ("Indemnitee").

     WHEREAS, Indemnitee is a director or an officer of the Company; and

     WHEREAS, the Company is aware that because of the increased exposure to litigation subjecting directors and officers to expensive litigation risks, talented and experienced persons are increasingly reluctant to serve or continue to serve as directors and officers of corporations unless they are appropriately indemnified; and

     WHEREAS, the Company is also aware that statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous or conflicting and therefore fail to provide directors with adequate guidance regarding the proper course of action; and

     WHEREAS, the Company desires to attract and retain the services of highly experienced and capable individuals, such as Indemnitee, to serve as directors and officers of the Company and to indemnify its directors and officers to provide them with the maximum protection permitted by law; and

     WHEREAS, the Company believes that it is fair and proper to protect the Company's directors and officers from the risk of judgments, settlements and other expenses which may occur as a result of their service to the Company, even in cases in which such persons received no personal profit or were not otherwise culpable; and

     WHEREAS, this Agreement is separate from and in addition to the Bylaws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder; and

     WHEREAS, each of Section 145 of the General Corporation Law of the State of Delaware ("DGCL") and the Bylaws of the Company is nonexclusive, and therefore contemplates that contracts may be entered into with respect to indemnification of directors, officers and employees;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Indemnitee, intending to be legally bound, hereby agree as follows:

     Section 1. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

     (a)  "Change of Control" shall mean any of the following events:

          (i) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control.

          A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"),
(ii) the Company or its Subsidiaries, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

          (ii) The individuals who, as of May 19, 2005, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board of Directors; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (iii) The consummation of:

                   (A) A merger, consolidation, reorganization or other business combination with or into the Company or in which securities of the Company are issued, unless

                         (i) the stockholders of the Company, immediately before
such merger, consolidation, reorganization or other business combination, own directly or indirectly immediately following such merger, consolidation, reorganization or other business combination, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation, reorganization or other business combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, reorganization or other business combination,

                         (ii) the individuals who were members of the Incumbent
Board immediately prior to the execution of the agreement providing for such merger, consolidation, reorganization or other business combination constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the combined voting power of the outstanding voting securities of the Surviving Corporation, or

                         (iii) no Person other than (a) the Company, (b) any
Subsidiary, (c) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, reorganization or other business combination was maintained by the Company, the Surviving Corporation, or any Subsidiary, or (d) any Person who, immediately prior to such merger, consolidation, reorganization or other business combination had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities, has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and


                   A transaction described in clauses (i) through (iii) shall herein be referred to as a "Non-Control Transaction."

                   (B) A complete liquidation or dissolution of the Company; or

                   (C) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than (i) any such sale or disposition that results in at least fifty percent (50%) of the Company's assets being owned by one or more Subsidiaries or (ii) a distribution to the Company's stockholders of the stock of a Subsidiary or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities (X) as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this subsection (X)) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, or (Y) and such Subject Person (1) within fourteen (14) Business Days (or such greater period of time as may be determined by action of the Board of Directors) after such Subject Person would otherwise have caused a Change in Control (but for the operation of this clause (Y)), such Subject Person notifies the Board of Directors that such Subject Person did so inadvertently, and (2) within seven (7) Business Days after such notification (or such greater period of time as may be determined by action of the Board of Directors), such Subject Person divests itself of a sufficient number of Voting Securities so that such Subject Person is no longer the Beneficial Owner of more than the permitted amount of the outstanding Voting Securities.

     (b) "Enterprise" means any Person of which Indemnitee is or was a Fiduciary.

     (c) "Expenses" means all direct and indirect costs (including, without limitation, attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or out-of-pocket expenses) actually, reasonably and customarily incurred in connection with (i) any Proceeding, (ii) establishing or enforcing any right to indemnification for Liabilities and expenses or advancement of expenses under this Agreement, applicable law, any other agreement or provision of the Company's Certificate of Incorporation or Bylaws now or hereafter in effect or otherwise, or (iii) the review and preparation of this Agreement on behalf of Indemnitee; provided, however, that "Expenses" shall not include any Liabilities.

     (d) "Fiduciary" means an individual serving as a director, officer, trustee, general partner, managing member, fiduciary, board of directors' committee member (including, without limitation, a committee chairman), employee or agent of (i) the Company or any Subsidiary, (ii) any resulting corporation in connection with a consolidation or merger to which the Company or any Subsidiary is a party, or (iii) any other Person (including an employee benefit plan) at the request of the Company or any Subsidiary, including any service with respect to an employee benefit plan, its participants or its beneficiaries.

     (e) "Independent Counsel" means a nationally recognized law firm, or a member of a nationally recognized law firm, that is experienced in matters of corporate law and neither currently is, nor in the five years previous to its selection or appointment has been, retained to represent (i) the Company or the Indemnitee in any matter material to either such party (other than with respect to matters concerning the rights of Indemnitee under this Agreement or of other indemnitees under similar indemnification agreements) or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. For the avoidance of doubt, any law firm or member of a law firm that shall have advised either party with respect to the review and preparation of this Agreement shall not be Independent Counsel for the purposes of this Agreement.

     (f) "Liabilities" means liabilities of any type whatsoever incurred by reason of (i) the fact that Indemnitee is or was a Fiduciary, or (ii) any action taken (or failure to act) by him or on his behalf in his capacity as a Fiduciary, including, but not limited to, any judgments, fines (including any excise taxes assessed on Indemnitee with respect to an employee benefit plan), ERISA excise taxes and penalties, and penalties and amounts paid in settlement of any Proceeding (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement).

     (g) "Person" means any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust, estate, governmental unit or other enterprise or entity, or as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

     (h) "Proceeding" means any overtly threatened, pending or completed investigation, civil or criminal action, third-party action, derivative action, claim, suit, arbitration, counterclaim, cross claim, alternative dispute resolution mechanism, inquiry, administrative hearing or any other proceeding whether civil, criminal, administrative, legislative or investigative, including any appeal therefrom, in any such case in which Indemnitee was involved as a party, potential party, non-party witness or otherwise by reason of (i) the fact that Indemnitee is or was a Fiduciary, or (ii) any action taken (or failure to act) by him or on his behalf in his capacity as a Fiduciary.

     (i) "Subsidiary" means any Person of which a majority of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by the Company.

     Section 2. Services by the Indemnitee. The Indemnitee agrees to serve as a director or an officer of the Company at the will of the Company for so long as the Indemnitee is duly elected and qualified, appointed or until such time as the Indemnitee tenders a resignation or is removed as a director or an officer. This Agreement shall not be deemed to be an employment contract between the Company (or any Subsidiary of the Company) and Indemnitee, and the Indemnitee may at any time and for any reason resign from such position.

     Section 3.  Indemnification.

     (a) Indemnification. Subject to the further provisions of this Agreement, the Company shall indemnify Indemnitee and hold him harmless from and against any and all Expenses and Liabilities incurred by Indemnitee or on Indemnitee's behalf, to the fullest extent permitted by applicable law in effect on the date hereof, and to such greater extent as applicable law may thereafter permit or authorize.

     (b)  Presumptions.

          (i) Upon making any request for indemnification for Expenses and Liabilities, or advancement of Expenses under this Agreement, Indemnitee shall be presumed to be entitled to such indemnification for Expenses and Liabilities or advancement of Expenses, as the case may be, under this Agreement and, in connection with any determination with respect to entitlement to indemnification under Section 4(c) below, the Company shall have the burdens of coming forward with evidence and by a preponderance of the evidence to overcome that presumption in connection with the making by any Person of any determination contrary to that presumption. It shall not be a defense or admissible as evidence in any such action by Indemnitee, nor shall it create a presumption that Indemnitee has not met the applicable standard of conduct, if (i) any Person fails to have made such determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, or (ii) any Person fails to make an actual determination that Indemnitee has not met any applicable standard of conduct.

          (ii) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on
     (x) the records or books of account of any Enterprise, including, without limitation, financial statements, (y) information supplied to Indemnitee by the officers, employees or other appropriate agents of such Enterprise in the course of their duties, or (z) the advice of legal counsel for such Enterprise or on information or records given or reports made to such Enterprise by an independent certified public accountant or by an appraiser or other expert selected by such Enterprise. The provisions of this Section 3(b) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.

          (iii) If the Person empowered or selected under Section 4(c) below to determine whether Indemnitee is entitled to indemnification for Liabilities and Expenses or advancement of Expenses shall not have made a determination within twenty (20) calendar days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification for Liabilities and Expenses or advancement of Expenses shall be deemed to have been made and Indemnitee shall be entitled to such indemnification for Liabilities and Expenses or advancement of Expenses, absent (A) a misstatement by Indemnitee to the Company of a material fact, in connection with the request for indemnification for Liabilities and Expenses or advancement of Expenses, or (B) a prohibition of such indemnification for Liabilities and Expenses or advancement of Expenses under applicable law; provided that such 20-day period may be extended for a reasonable time, not to exceed an additional 20 days, if the Person empowered or selected under Section 4(c) below to determine whether Indemnitee is entitled to indemnification for Liabilities and Expenses or advancement of Expenses in good faith requests in writing such additional time for the obtaining or evaluating of documentation and/or information relating thereto.

          (iv) The knowledge and/or actions, or failure to act, of any other Fiduciary shall not be imputed to Indemnitee for purposes of determining any right to indemnification for Liabilities and Expenses or advancement of Expenses under this Agreement.

     (c) Effect of Certain Proceedings. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, that Indemnitee had reason to believe his conduct was unlawful.

     Section 4.  Expenses; Indemnification Procedure.

     (a) Advancement of Expenses. The Company shall advance or reimburse Indemnitee for all Expenses incurred by Indemnitee or on Indemnitee's behalf, without regard to Indemnitee's ultimate entitlement to indemnification under the other provisions of this Agreement. Indemnitee hereby undertakes to repay such amounts advanced if, and only to the extent that, it shall be determined by a final judgment or other final adjudication, not subject to further appeal or review, that Indemnitee is not entitled to be indemnified by the Company as authorized hereby, or under applicable law or otherwise. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) calendar days following delivery of any written request, which shall reasonably evidence the Expenses incurred or to be incurred, from time to time, by Indemnitee to the Company. Advances payable hereunder shall include any and all reasonable
Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding any statements to the Company to support the advances claimed.

     (b) Notice by Indemnitee. Indemnitee shall, as promptly as reasonably practicable under the circumstances, notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or any other matter which may be subject to indemnification for Liabilities and Expenses or advancement of Expenses covered by this Agreement; provided, however, that any delay or failure to so notify the Company shall relieve the Company of its obligations hereunder only to the extent, if at all, that the Company is actually and materially prejudiced by reason of such delay or failure.

     (c) Determination of Entitlement to Indemnification. Upon the receipt of any notice pursuant to Section 4(b) hereof, a determination with respect to
Indemnitee's entitlement to indemnification for Liabilities and Expenses or advancement of Expenses hereunder shall be made within twenty (20) calendar days by (i) a majority vote of the Board of Directors who are not parties to the Proceeding in respect of which indemnification for Liabilities and Expenses or advancement of Expenses is sought by Indemnitee, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by Independent Counsel in a written opinion to the Board of Directors (a copy of which opinion shall be delivered to Indemnitee); provided, however, that if there has been a Change of Control at or prior to the time of such notice by Indemnitee, Indemnitee's entitlement to indemnification for Liabilities and Expenses or advancement of Expenses shall be determined within the foregoing time period by Independent Counsel selected by Indemnitee, such determination to be set forth in a written opinion to the Board of Directors (a copy of which opinion shall be delivered to Indemnitee). The Company agrees to pay the reasonable fees of any Independent Counsel and to fully indemnify such Independent Counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. If, pursuant to the foregoing, it is determined that Indemnitee is entitled to indemnification for Liabilities and Expenses or advancement of Expenses, payment to Indemnitee shall be made within twenty (20) calendar days from the date of notice by Indemnitee pursuant to Section 4(b)
hereof. Indemnitee shall reasonably cooperate in the making of such determination, including providing upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure (excluding any information that counsel for Indemnitee advises Indemnitee not to disclose) and which is reasonably available to Indemnitee and reasonably necessary to such determination. For the avoidance of doubt, any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the Person making such determination shall be included as Expenses for the purposes of this Agreement, regardless of the ultimate determination of Indemnitee's entitlement to indemnification for Liabilities and Expenses or advancement of Expenses regarding the underlying matter. Nothing in this Section 4(c) shall be construed to limit or modify the presumptions in favor of Indemnitee set forth in Section 3(b).

     (d) Notice to Insurers. If, at the time of the receipt of any notice of any Proceeding pursuant to Section 4(b) hereof, the Company has directors' and officers' liability insurance in effect, then the Company shall give prompt notice of the commencement of such Proceeding to the directors' and officers' liability insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or appropriate action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies. The failure or refusal of the Company to provide such notice to such insurers or the failure or refusal of such insurers to pay any such amount shall not affect or impair the obligations of the Company under this Agreement.

     (e)  Control of  Defense;  Counsel  Costs.  In  connection  with paying the
Expenses of Indemnitee under Section 4(a), the Company shall be entitled to elect to assume the defense of such Proceeding, with counsel experienced in matters that are the subject of the Proceeding and practicing in the applicable jurisdiction where the Proceeding is pending and approved by Indemnitee, which approval shall not be unreasonably withheld, by the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company shall not be liable to Indemnitee under this Agreement for any fees of separate counsel subsequently incurred by Indemnitee with respect to the same Proceeding; provided, that (i) Indemnitee shall have the right to employ counsel in any such Proceeding at Indemnitee's sole expense and (ii) if (A) the employment of counsel by Indemnitee has been authorized by the Company, (B) Indemnitee shall have reasonably concluded that there is an actual conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not have employed counsel to assume the defense of such Proceeding, then in any such event the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought in the name of or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in
(B) above. Notwithstanding the foregoing, if at any time the Company fails to pay any Expenses with respect to any Proceeding in accordance with Section 4(a) hereof, Indemnitee shall immediately be entitled to assume and control his own defense in such Proceeding with counsel of his own choice (by notice to the Company), and will have all rights to indemnification of such Expenses of counsel hereunder.

     (f) Settlement. The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company's prior written consent; provided that if a Change of Control has occurred, the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if an Independent Counsel selected by Indemnitee has approved the settlement. The Company shall not settle any Proceeding in any manner that would impose any penalty, liability or limitation on Indemnitee without Indemnitee's prior written consent; provided that the Company shall not be required to obtain the consent of Indemnitee to the settlement of any Proceeding the Company has undertaken to defend if the settlement grants Indemnitee a complete and unqualified release in respect of the potential liability. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

     Section 5.  Remedies of Indemnitee.

     (a) In the event that (i) a determination is made pursuant to Section 4(c) of this Agreement that Indemnitee is not entitled to indemnification for Liabilities and Expenses or advancement of Expenses under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 4(a) hereof,
(iii) no determination of entitlement to indemnification for Liabilities and Expenses or advancement of Expenses shall have been made pursuant to Section 4(c) hereof within twenty (20) calendar days after receipt by the Company of notice pursuant to Section 4(b) hereof, or (iv) payment of indemnification is not made pursuant to the fourth to last sentence of Section 4(c) hereof within twenty (20) calendar days after the date of notice by Indemnitee pursuant to
Section 4(b) hereof, Indemnitee shall be entitled to an adjudication by the Delaware Court of Chancery or other court of competent jurisdiction of his entitlement to such indemnification, advancement of Expenses, or to recover damages for breach of this Agreement.

     (b) In the event  that a  determination  shall have been made  pursuant  to
Section 4(c) of this Agreement that Indemnitee is not entitled to indemnification for Liabilities and Expenses or advancement of Expenses, any judicial proceeding commenced pursuant to this Section 5 shall be conducted in all respects as a trial de novo, and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding commenced pursuant to this Section 5, the Company shall have the burdens of coming forward with evidence and proving by a preponderance of the evidence that Indemnitee is not entitled to indemnification for Liabilities and Expenses or advancement of Expenses, as the case may be, and the Company may not refer to or introduce into evidence any determination pursuant to Section 4(c) of this Agreement adverse to Indemnitee for any purpose. If a determination shall have been made pursuant to
Section 4(c) hereof that Indemnitee is entitled to indemnification for Liabilities and Expenses or advancement of Expenses, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this
Section 5, absent (i) a misstatement by Indemnitee to the Company of a material fact, in connection with the request for indemnification, or (ii) a prohibition of such indemnification for Liabilities and Expenses or advancement of Expenses under applicable law.

     (c) In the event that Indemnitee, pursuant to this Section 5, seeks a judicial adjudication to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication. If it shall be determined in such judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification for Liabilities and Expenses or advancement of Expenses sought, the Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses reasonably incurred by Indemnitee in connection with such judicial adjudication.

     (d) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 5 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

     Section 6. Expansion of DGCL Indemnity Provisions; Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, the Company's Bylaws, any agreement, any vote of stockholders or disinterested directors, the DGCL or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. To the extent that a change in the DGCL or the manner in which the DGCL is judicially construed permits greater indemnification for Liabilities and Expenses or advancement of Expenses than would be afforded currently under the Company's Certificate of Incorporation, Bylaws and this Agreement, it is the agreement and intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

     Section 7. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses or Liabilities actually or reasonably incurred by Indemnitee in investigation, defense, appeal or settlement of any Proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses and Liabilities to which Indemnitee is entitled.

     Section  8.  Mutual  Acknowledgment.  Each of the  Company  and  Indemnitee
acknowledges that in certain instances, U.S. Federal law or applicable public policy may prohibit the Company from advancing expenses or indemnifying its directors under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee. Any action taken pursuant to the terms of this Section 8 shall not constitute a breach of this Agreement.

     Section 9. Directors' and Officers' Liability Insurance. Upon a Change of Control, the Company shall use its best efforts to obtain and maintain on an ongoing basis a policy or policies of insurance on commercially reasonable terms with reputable insurance companies providing liability insurance for Fiduciaries, including Indemnitee, in respect of acts or omissions occurring while serving in such capacity, and to ensure the Company's performance of its indemnification obligations under this Agreement, on terms with respect to coverage and amount (including with respect to the payment of Expenses) no less favorable than those of such policy or policies of insurance in effect on the date hereof. To the extent that the Company maintains a policy or policies of insurance pursuant to this Section 9, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any Fiduciary under such policy or policies.

     Section 10. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:
(i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law, (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto, and (iii) to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

     Section 11. Duration of Agreement. The indemnification provided under this Agreement shall continue as to the Indemnitee for any action taken or not taken while serving as a Fiduciary even though Indemnitee may have ceased to serve in such capacity at the time of any action or other covered proceeding.

     Section 12. Exceptions. Notwithstanding any other provision to the contrary herein, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee as follows:

     (a) Excluded Acts. No indemnification shall be made for any acts or omissions or transactions, if and to the extent that it shall be determined by a final judgment or other final adjudication, not subject to further appeal or review, that a director or officer may not be relieved of liability arising from any such acts or omissions or transactions under the DGCL or applicable securities laws;

     (b) Indemnitee Liable to Company. No indemnification shall be made in respect of any Proceeding, claim, issue or matter as to which it shall have been determined by a final judgment or other final adjudication, not subject to further appeal or review, that Indemnitee is liable to the Company unless and only to the extent that such final judgment or other final adjudication shall determine that, despite the adjudication of liability but in view of all of the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the court deems proper and then only to the extent that the court shall determine;

     (c) Claims Initiated by Indemnitee. No indemnification for Liabilities and Expenses or advancement of Expenses to Indemnitee shall be made with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to such Proceedings brought to establish or enforce a right to indemnification for Liabilities and Expenses or advancement of Expenses under this Agreement or any other statute or applicable law or otherwise as required under Section 145(c) of the DGCL or any other provision of the Certificate of Incorporation or Bylaws of the Company, unless (i) the Board of Directors has approved the initiation or bringing of such Proceeding (or any part of any Proceeding) or (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law;

     (d) Lack of Good Faith. No indemnification shall be made to indemnify Indemnitee for any Expenses or Liabilities incurred by Indemnitee with respect to any Proceedings instituted by Indemnitee to enforce or interpret this Agreement, if it shall be determined by a final judgment or other final adjudication, not subject to further appeal or review, that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

     (e) Insured Claims. No indemnification shall be made to indemnify Indemnitee for Expenses or Liabilities of any type whatsoever if, but only to the extent that, Indemnitee shall have actually received payment with respect to any such Expenses or Liabilities from an insurer under any policy of directors' and officers' liability insurance maintained by the Company, and any such payment shall not be recovered (in whole or in part) from Indemnitee by such insurer;

     (f) Claims under Section 16(b). No indemnification shall be made under this Agreement for Expenses, Liabilities and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the 1934 Act, or any similar state or local law with respect to the disgorgement of "short swing" profits;

     (g) Claims under Section 304 of the Sarbanes-Oxley Act. No indemnification shall be made under this Agreement for Expenses, Liabilities, the reimbursement of the Company of bonuses or other incentive-based or equity-based compensation, and the reimbursement of the Company of profits realized from the sale of securities of the Company incurred by Indemnitee, to the extent that such Expenses, Liabilities and reimbursements directly arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"); or

     (h) Claims under Section 306 of the Sarbanes-Oxley Act. No indemnification shall be made under this Agreement for Expenses, Liabilities and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act.

     Section 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which shall constitute one and the same agreement.

     Section 14. Successors and Assigns.

     (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and executors, administrators, personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all or substantially all, or a substantial part of the business or assets of the Company, by written agreement in the form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the manner and to the same extent that the Company would be required to perform if no such succession had taken place.

     (b) The indemnification for Liabilities and Expenses or advancement of Expenses provided by, or granted pursuant to this Agreement shall continue as to a person who has ceased to be a Fiduciary. If the Indemnitee is deceased and is entitled to indemnification for Liabilities and Expenses or advancement of Expenses under any provision of this Agreement, when requested in writing by the spouse of the Indemnitee, and/or the Indemnitee's heirs, executors, administrators, legatees or assigns, the Company shall provide appropriate evidence of the Company's agreement set out herein to indemnify the Indemnitee against and to itself assume such Expenses.

     Section 15. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term only by a writing signed by the party against which such waiver is to be asserted. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     Section  16.  Notices.   All   notices,   requests,   demands  and  other
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, by overnight express delivery service, or when mailed by certified registered mail, return receipt requested, with postage prepaid:

                 If to Indemnitee, to:

                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------

or to such other person or address which Indemnitee shall furnish to the Company in writing pursuant to the above.

                 If to the Company, to

                         RadioShack Corporation
                         300 RadioShack Circle
                         MS CF4-101
                         Fort Worth, Texas 76102
                         Attention:  Corporate Secretary

or to such person or address as the Company shall furnish to Indemnitee in writing pursuant to the above.

     Section 17. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall, at the Company's expense, execute all documents reasonably required and do all acts that may be reasonably necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     Section 18. Evidence of Coverage. Upon request by Indemnitee, the Company shall provide copies of any and all directors' and officers' liability insurance policies obtained and maintained in accordance with Section 9 of this Agreement.

     Section 19. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving rise to such Proceeding, and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

     Section 20. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof.

     Section 21. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction and venue of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.

     Section 22 No Third Party Beneficiary. Nothing contained in this Agreement, express or implied, is intended to or shall confer upon any other Person (other than the parties hereto) any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 23. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are superseded by this Agreement.


                                    * * * * *



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    RADIOSHACK CORPORATION



                                    By:
                                    --------------------------------------------
                                    Name:  David J. Edmondson
                                    Title: President and Chief Executive Officer



                                    --------------------------------------------

                                                                    Exhibit 10.2

                     NOTICE OF GRANT OF DEFERRED STOCK UNITS
                        and DEFERRED STOCK UNIT AGREEMENT

     Pursuant to Article Six of the RadioShack Corporation 2004 Deferred Stock Plan for Non-Employee Directors (the "Plan"), ______________________ (the "Grantee"), who as of the date hereof is an Eligible Director of RadioShack Corporation, a Delaware corporation (the "Company"), is hereby awarded
_____________  Deferred  Stock Units (the  "Deferred  Stock  Units"),  effective
___________________, upon the terms and conditions of the Plan and as set forth below. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

     1. Each Deferred Stock Unit represents a hypothetical share of Common Stock in accordance with the Plan. The Deferred Stock Units shall be credited to the Grantee in an account established for the Grantee, and an amount equal to the amount of any dividend on the equivalent amount of Common Stock shall be paid to the Grantee in accordance with the Plan.

     2. The Deferred Stock Units shall vest in accordance with Section 6.3 of the Plan and shall be paid in shares of Common Stock in accordance with Article Eight of the Plan.

     3. The Deferred Stock Units shall not be sold, assigned, exchanged, pledged, hypothecated, transferred or otherwise disposed of (whether voluntarily or by operation of law), other than in accordance with the Plan.

     4. Grantee shall have no voting rights or any other rights as a Stockholder with respect to the Deferred Stock Units, and Grantee shall have no rights as a Stockholder with respect to any shares of Common Stock issuable pursuant to the Deferred Stock Units until the date on which a stock certificate (or certificates) representing such Common Stock is issued.

     5. The number of shares of Common Stock issuable pursuant to the Deferred Stock Units shall be subject to equitable adjustment as provided in Section 5.1 of the Plan.

     6. The laws of the State of Texas shall govern this award and all matters related hereto.

     7. This award is subject to the terms of the Plan, and the Grantee is being delivered a copy of the Plan with this Notice and Agreement.

     8. On demand by the Company, Grantee shall pay to the Company (or, alternatively, shall instruct the Company to withhold shares of Common Stock issuable pursuant to the Deferred Stock Units) any taxes the Company reasonably determines it is required to withhold under applicable tax laws, in accordance with Section 8.2 of the Plan.

     9. This Notice and Agreement cannot be changed or terminated orally. This Notice and Agreement and the Plan contain the entire agreement between the parties relating to the subject matter hereof.

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Unless  you notify the  Company  in writing by  ______________,  that you do not accept the terms of this Notice and Agreement, this Notice and Agreement shall be deemed to be executed by you and the Company and you will be deemed to have accepted, and to be bound by, the terms of this Notice and Agreement.

--------------------------------------------------------------------------------